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                                   CORIO, INC.
                        FIRST WARRANT AMENDMENT AGREEMENT

        This First Warrant Amendment Agreement (this "AGREEMENT") is made and entered into as of October 14, 2000 by and between Corio, Inc., a Delaware corporation (the "COMPANY"), and Cap Gemini Ernst & Young U.S. LLC (the "INVESTOR").

                                  R E C I T A L

        WHEREAS, the Investor is the successor and assignee of Ernst & Young LLP in respect of a Warrant Rights Agreement entered into by and between the Company and Ernst & Young LLP on April 20, 2000.

        WHEREAS, the Company issued to the Investor on May 23, 2000, pursuant to the Warrant Rights Agreement, a warrant, in the form attached hereto as Exhibit A (the "FIRST WARRANT"), to acquire up to 4,666,666 shares of the Company's common stock (the "WARRANT SHARES").

        WHEREAS, on September 27, 2000, the Investor exercised the First Warrant in part by electing, pursuant to Section 1.2(c) of the First Warrant, a net exercise of 2,333,333 Warrant Shares to acquire 960,810 Warrant Shares.

        WHEREAS, on October 9, 2000, the Company, pursuant to Section 1.4 of the First Warrant, issued to the Investor a new First Warrant to acquire up to the remaining 2,333,333 Warrant Shares issuable on the exercise of such First Warrant, in the form attached hereto as Exhibit B (the "NEW FIRST WARRANT").

        WHEREAS, the Company and the Investor each desire to amend and restate the First Warrant, to among other things, extend the period within which the New First Warrant may be exercised and to restrict the circumstances in which the New First Warrant may be exercised by means of a "NET EXERCISE" (as such term is defined in Section 1.2(c) of the New First Warrant) in the form attached hereto as Exhibit C (the "AMENDED FIRST WARRANT").

        NOW, THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

        1. CANCELLATION OF NEW FIRST WARRANT. The New First Warrant to acquire up to 2,333,333 Warrant Shares issued by the Company to the Investor on October 9, 2000 pursuant to Section 1.4 of the First Warrant shall be returned to the Company and, upon such return, shall be cancelled in its entirety.

        2. ISSUANCE OF AMENDED FIRST WARRANT. Upon receipt of the New First Warrant from the Investor, the Company shall issue forthwith to the Investor an Amended First Warrant executed by the Company.


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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CORIO, INC.                                CAP GEMINI ERNST & YOUNG U.S. LLC

By:   /s/  [SIGNATURE ILLEGIBLE]           By:
   -----------------------------------        ----------------------------------

Name:        [ILLEGIBLE]                   Name:
     ---------------------------------          --------------------------------

Title:           EVP                       Title:
      --------------------------------           -------------------------------

Address: 959 Skyway Road, Suite 100        Address: 750 Seventh Avenue
         San Carlos, California 94070               New York, NY  10019
                                                    Attn:  General Counsel

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CORIO, INC.                                CAP GEMINI ERNST & YOUNG U.S. LLC

By:                                        By: /s/ JOHN G. NACKEL
   -----------------------------------        ----------------------------------

Name:                                      Name:   John G. Nackel
     ---------------------------------          --------------------------------

Title:                                     Title: Managing Director, New Venture
      --------------------------------           -------------------------------

Address: 959 Skyway Road, Suite 100        Address: 750 Seventh Avenue
         San Carlos, California 94070               New York, NY  10019
                                                    Attn:  General Counsel

Facsimile No:                              Facsimile No:
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